Exhibit 99.1

Caliber Announces Long-Term Financial Targets for
Sustained Growth and Profitability

SCOTTSDALE, Ariz., November 9, 2023 – Caliber (NASDAQ: CWD; CaliberCos Inc.), a real estate investor, developer, and manager, today announced its long-term financial targets for sustained growth and profitability. The company completed its initial public offering on May 19, 2023.

Caliber has set the following financial targets:

a.Cumulative fundraising of $750 million for the period 2024-2026
b.Assets under Management (AUM1) target of $3 billion by year-end 2026
c.Annualized segment revenue of $50 million by year-end 2026

“For more than 15 years, Caliber has developed profitable investment strategies in real estate and private credit and made them broadly available to investors – individual investors, RIAs, family offices and boutique institutions – who previously were excluded from investing in these highly attractive asset classes,” said Chris Loeffler, CEO of Caliber.

“Today, Caliber has $822 million in AUM and more than $2.1 billion in assets under development. We have a proven track record of success of investing in real estate, including multifamily, hospitality, office-to-residential conversions, retail, entertainment, and mixed-use development in qualified opportunity zones. The opportunities to invest in real estate at attractive prices are growing, and Caliber is well-positioned to be a top choice for investors who are aligned with our viewpoint. Caliber has a robust pipeline of attractive middle-market investment opportunities, expanding fundraising, and recently launched investment strategies that are not over-indexed to the prior real estate market. Importantly, Caliber has a successful history of raising non-dilutive capital through its private funds business model and investing that capital into distressed real estate to grow our total assets under management. All of this positions Caliber to deliver sustained growth and returns to our shareholders over the long term.”

1 Fair value assets under management is defined as the aggregate fair value of the real estate assets the Company manages from which it derives management fees, performance revenues and other fees and expense reimbursements as of September 30, 2023.

Caliber’s strategy includes initiatives to drive organic growth, develop new platforms and launch new public vehicles.

1.Expand fundraising activity to reach a cumulative target of $750 million for the period of 2024-2026, enabling Caliber to accelerate growth in its AUM.
•Investment in strategic marketing initiatives to drive fundraising in Caliber’s private client channel to grow existing accounts and expand its current database of over 2,000 high net worth individuals and family offices.
•Expand fundraising through strategic partnerships and in-house sales in the wholesale channel targeting Registered Investment Advisors (RIAs) and broker-dealers.
•Selective fundraising through the institutional channel through co-investment and separately managed accounts.

2.Grow AUM to $3 billion by year-end 2026.
•Acquire discounted assets through distressed investment strategies in Caliber’s second qualified opportunity zone fund and its recently launched opportunistic growth fund.
•Invest in stable, income-producing properties through Caliber’s core plus fund, targeting assets that are being sold to produce liquidity for institutions.
•Continue adding assets to Caliber Hospitality Trust (CHT) with an AUM target of $1 billion in 2024. CHT, a wholly owned subsidiary of Caliber, is an externally advised private hospitality company. Following a series of anticipated hospitality asset contributions, Caliber expects to build a middle-market public hospitality company that offers a viable alternative to asset sales for third-party contributors.

3.Total annual segment revenue to reach $50 million by year-end 2026.
•Pursue profitable growth leveraging Caliber’s recent investments in its team and operations.

Growth Drivers and Priorities
Demand for alternative investments is projected to grow at an 11.7% CAGR to drive total global alternative assets under management (AUM) to $23 trillion by 2026. Global institutions have an established track record serving the upper scale of this demand and Caliber is well-positioned to capture its share of this growth in the underserved middle market segment. Approximately 81% of investors have expressed their intention to increase or significantly increase their allocation of investable resources to alternatives2.

2 Source: Preqin Investor Survey, August 2020

Focus on Investments in the Fragmented and Underserved Middle Market
Since its inception, Caliber has focused on making alternative investments more broadly available to investors by applying the established credit and private equity business model to proven alternative asset classes such as real estate and private lending. Caliber targets middle-market deals ranging in size from $5 million to $50 million, which are often overlooked by larger alternative asset managers due to their size or location.

In-House Services Drive Caliber’s Attractive Business Model
The investment products Caliber creates and manages are serviced by Caliber's in-house asset services group, which includes real estate brokerage, real estate development, and construction management services. Together, these services constitute Caliber’s vertically integrated business model, which generates multiple recurring revenue streams, enhances investment returns and provides unique access to deal flow.

About Caliber (CaliberCos Inc.) (NASDAQ: CWD)
With more than $2.9 billion of managed assets, Caliber’s 15-year track record of managing and developing real estate is built on a singular goal: make money in all market conditions. Our growth is fueled by our performance and our competitive advantage: we invest in projects, strategies, and geographies that global real estate institutions do not. Integral to our competitive advantage is our in-house shared services group, which offers Caliber greater control over our real estate and visibility to future investment opportunities. There are multiple ways to participate in Caliber’s success: you can invest in Nasdaq-listed CaliberCos Inc. and/or you can invest directly in our Private Funds.

Forward-Looking Statements
This press release contains “forward-looking statements” that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” "will” “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate including, but not limited to, the Company’s ability to adequately grow cumulative fundraising, AUM and annualized segment revenue to meet 2026 targeted goals, the closing of the transaction with L.T.D. Hospitality Group LLC and the viability of and ability of the Company to adequately access the real estate and capital markets. These and other risks and uncertainties are described more fully in the section titled “Risk Factors” in the final prospectus related to the Company’s public offering filed with the SEC and other reports filed with the SEC thereafter. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

CONTACTS:
Caliber:
Victoria Rotondo
+1 480-295-7600
Victoria.rotondo@caliberco.com

Investor Relations:
Tamara Gonzalez
Financial Profiles
+1 310-622-8234
TGonzalez@finprofiles.com

Media Relations:
Kelly McAndrew
Financial Profiles
+1 203-613-1552
KMcAndrew@finprofiles.com